EXHIBIT 23.1

                           Oppenheim & Ostrick, CPA'S
                            Culver City, California


                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 for Latinocare Management Corporation, of our report dated February 28, 2002 relating to the December 31, 2001 financial statements of Latinocare Management Corporation.



/s/Oppenheim & Ostrick
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Oppenheim & Ostrick, CPA'S
Culver City, California
July 3, 2002